EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OF SILVERHILL MANAGEMENT SERVICES, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Silverhill Management Services, Inc. for the quarter ended March 31, 2011, the undersigned, Emily Lussier, President of Silverhill Management Services, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 fairly presents, in all material respects, the financial condition and results of operations of Silverhill Management Services, Inc.

Date: May 12, 2011	/s/ Emily Lussier
Emily Lussier
President and Chief Executive Officer, Treasurer (and principal financial officer and principal accounting officer)